   As filed with the Securities and Exchange Commission on December 13, 2000
                                                     Registration No. 333-45662
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                Post-Effective
                                Amendment No. 1
                                      TO
                                --------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933
                                --------------
                         BONE CARE INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)
                                --------------
               Wisconsin                             39-1527471
    (State or other jurisdiction of               (I.R.S. Employer
    incorporation or organization)               Identification No.)

                               One Science Court
                           Madison, Wisconsin 53711
                                (608) 236-2500
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                                --------------

                           Charles W. Bishop, Ph.D.,
                     President and Chief Executive Officer
                         Bone Care International, Inc.
                               One Science Court
                           Madison, Wisconsin 53711
                                (608) 236-2500
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                                   Copy to:
        Steven Sutherland, Esq.               James R. Tanenbaum, Esq.
            Sidley & Austin                     Anna T. Pinedo, Esq.
            Bank One Plaza                  Stroock & Stroock & Lavan LLP
        10 South Dearborn Street                   180 Maiden Lane
        Chicago, Illinois 60603             New York, New York 10038-4982
            (312) 853-7000                         (212) 806-5400

                                  ----------

                         DEREGISTRATION OF SECURITIES

                                  ----------

     The Registrant registered 3,000,000 shares of its common stock, no par value ("Common Stock"), on this Registration Statement, which was declared effective by the Securities and Exchange Commission on December 11, 2000. This Post-Effective Amendment No. 1 to the Registration Statement is filed for the purpose of deregistering 355,000 shares of Common Stock, registered pursuant to the Registration Statement.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of Wisconsin, on December 13, 2000.

                                       BONE CARE INTERNATIONAL, INC.
                                       (Registrant)

                                       By:   /s/ CHARLES W. BISHOP, PH.D.
                                          --------------------------------------
                                                 Charles W. Bishop, Ph.D.
                                          President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           SIGNATURE                    TITLE                        DATE

/s/ CHARLES W. BISHOP, PH.D.     President, Chief Executive    December 13, 2000
------------------------------     Officer and Director
    Charles W. Bishop, Ph.D.       (Principal Executive
                                   Officer)

              *
------------------------------   Director and Acting Vice      December 13, 2000
      Robert A. Beckman            President--Finance
                                   (Principal Financial
                                   and Accounting Officer)
              *
------------------------------   Chairman of the Board         December 13, 2000
   Richard B. Mazess, Ph.D.


              *
------------------------------   Director                      December 13, 2000
      Martin Barkin, M.D.


              *
------------------------------   Director                      December 13, 2000
  Charles R. Klimkowski, CFA


December 13, 2000


*By  /s/ CHARLES W. BISHOP, PH.D.
   ------------------------------
      Charles W. Bishop, Ph.D.
          Attorney-in-Fact